UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): April 1, 2015

GTT Communications, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35965	20-2096338
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7900 Tysons One Place

Suite 1450

McLean, VA 22102

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (703) 442-5500

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (See General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                      Entry into a Material Definitive Agreement

On April 1, 2015, GTT Communications, Inc. (the “Company”) and its subsidiaries, Global Telecom & Technology Americas, Inc., GTT Global Telecom Government Services, LLC, Communication Decisions-SNVC, LLC, CORE180, LLC, Electra Ltd., NT Network Services, LLC, GTT 360, Inc., American Broadband, Inc. d/b/a United Network Services, Inc., Airband Communications, Inc., Sparkplug, Inc., MegaPath Corporation and Wall Street Network Solutions, LLC (the Company and such subsidiaries are referred to collectively as the “Borrowers”), entered into an Amendment Agreement, dated as of April 1, 2015 (the “Amendment Agreement”), by and among (1) the Borrowers, (2) KeyBank National Association, as administrative agent (the “Administrative Agent”), joint lead arranger, L/C issuer and a Lender, (3) the other lenders party thereto (collectively with KeyBank National Association and Webster Bank, N.A., the “Lenders”), (4) Webster Bank, N.A., as syndication agent, joint lead arranger, L/C issuer and a Lender and (5) Pacific Western Bank, CoBank, ACB and MUFG Union Bank, N.A., as co-documentation agents.  The Amendment Agreement amends the Second Amended and Restated Credit Agreement, dated as of August 6, 2014 (as amended by Amendment No. 1, dated December 5, 2014, the “Existing Credit Agreement”), by and among the lenders party thereto, Webster Bank, N.A., as a lender, L/C issuer and administrative agent, the Company as lead borrower and the subsidiaries of the Company named as co-borrowers therein.  The Existing Credit Agreement, as amended by the Amendment Agreement, is referred to as the “Credit Agreement”.

The Credit Agreement provides for a term loan facility, a revolving line of credit facility, a letter of credit facility, a delayed draw term loan facility, and an uncommitted incremental credit facility.  The obligations of the Borrowers under the Credit Agreement are secured by substantially all of the Borrowers’ tangible and intangible assets.  In addition, the obligations of the Borrowers are secured by a pledge of the equity interests of the domestic and 65% of the first-tier foreign subsidiaries of the Company.

The material amendments to the Existing Credit Agreement implemented by the Amendment Agreement include the following:

•                  an increase in the term loan commitment from $110 million to $230 million;

•                  an increase in the revolving credit commitment from $15 million to $25 million with a letter of credit facility sublimit of $7.5 million and a new swingline loan under the revolving credit commitment with a swingline loan sublimit of $5 million;

•                  an increase in the uncommitted incremental credit facility from up to $30 million to $50 million in term loans and/or revolving credit commitments;

•                  extension of the maturity date of the loans to five years from closing; and

•                  adding (1) KeyBank National Association, as the new administrative agent for the Lenders and as a new Lender, joint lead arranger, swingline lender and L/C issuer, (2) Webster Bank, N.A., as a syndication agent, joint lead arranger, L/C issuer and a Lender and (3) Pacific Western Bank, CoBank, ACB and MUFG Union Bank, N.A., as co-documentation agents.

The obligations of the Borrowers under the Credit Agreement are secured by substantially all of the Borrower’s tangible and intangible assets pursuant to the Credit Agreement and a Second Amended and Restated Security Agreement, by and among the Borrowers in favor of the Administrative Agent, on behalf of itself and the other Lenders (the “Security Agreement”).

The foregoing description of the Amendment Agreement and the Security Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment Agreement and the Security Agreement, which are filed as Exhibits 10.2 and 10.3 to this Form 8-K and are incorporated herein by reference.

Item 2.01                                      Completion of Acquisition or Disposition of Assets.

On April 1, 2015, the Company completed the acquisition of all of the equity securities of MegaPath Corporation from MegaPath Group, Inc. pursuant to the previously announced Stock Purchase Agreement (the “Acquisition Agreement”), dated as of February 19, 2015, by and among the Company, Global Telecom & Technology Americas, Inc., a wholly-owned subsidiary of the Company (“Purchaser”), MegaPath Group, Inc. (the “Seller”) and MegaPath Corporation (“MegaPath”).  The purchase price was $152.3 million, subject to adjustment.  Of such amount:

•              $134.8 million was paid in cash at the closing of the transaction, subject to various post-closing adjustments related to working capital, transaction expenses and indebtedness,

•              $7.5 million was paid at the closing of the transaction by delivery of 610,843 unregistered shares of the Company’s common stock, valued for this purpose at $12.28 per share, and

•              $10.0 million will be paid in cash on the first anniversary of the closing, subject to reduction for any indemnification claims made by the Purchaser prior to such date.

The foregoing description of the acquisition and the Acquisition Agreement does not purport to be complete and is qualified in its entirety by reference to the description of the acquisition at Item 1.01 of the Company’s Current Report on Form 8-K (the “Signing Date Form 8-K”) filed with the Commission on February 25, 2015, and the full text of the Acquisition Agreement, which was filed as Exhibit 10.1 to the Signing Date Form 8-K and which is incorporated herein by reference.

Item 2.03                                      Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 8.01                               Other Events

On April 1, 2015, the Company issued a press release announcing the closing under the Purchase Agreement.  A copy of such press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01                               Financial Statements and Exhibits

(a)         Financial Statements of Business Acquired

The financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment to this Current Report on Form 8-K within 71 calendar days after the date that this Current Report was required to be filed.

(b)         Pro Forma Financial Information

The pro forma financial information required by Item 9.01(b) of Form 8-K will be filed by amendment to this Current Report on Form 8-K within 71 calendar days after the date that this Current Report was required to be filed.

(d)         Exhibits

10.1                  Stock Purchase Agreement, dated February 19, 2015, by and among Global Telecom & Technology Americas, Inc., a Delaware corporation, GTT Communications, Inc., a Delaware corporation, MegaPath Group, Inc., a Delaware corporation, and MegaPath Corporation, a Virginia corporation.  (Incorporated by reference to Exhibit 10.1 of GTT’s Current Report on Form 8-K filed on February 25, 2015)

10.2                        Amendment Agreement, dated as of April 1, 2015, by and among GTT Communications, Inc., Global Telecom & Technology Americas, Inc., GTT Global Telecom Government Services, LLC, Communication Decisions-SNVC, LLC, CORE180, LLC, Electra Ltd., NT Network Services, LLC, GTT 360, Inc., American Broadband, Inc. d/b/a United Network Services, Inc., Airband Communications, Inc., Sparkplug, Inc., MegaPath Corporation, and Wall Street Network Solutions, LLC, KeyBank National Association, as Administrative Agent, Joint Lead Arranger, L/C Issuer and Lender, the other Lenders party thereto and Webster Bank, N.A., as Syndication Agent, Joint Lead Arranger, L/C Issuer and Lender, and Pacific Western Bank, CoBank, ACB and MUFG Union Bank, N.A., as Co-Documentation Agents.

10.3                        Second Amended and Restated Security Agreement, dated as of April 1, 2015, by and among GTT Communications, Inc., Global Telecom & Technology Americas, Inc., GTT Global Telecom Government Services, LLC, Communication Decisions-SNVC, LLC, CORE180, LLC, Electra Ltd., NT Network Services, LLC, GTT 360, Inc., American Broadband, Inc. d/b/a United Network Services, Inc., Airband Communications, Inc., Sparkplug, Inc., MegaPath Corporation, Wall Street Network Solutions, LLC and KeyBank National Association, as Administrative Agent.

99.1                        Press Release dated April 1, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 6, 2015	GTT COMMUNICATIONS, INC.

/s/ Chris McKee
Chris McKee
Secretary and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

10.1

Stock Purchase Agreement, dated February 19, 2015, by and among Global Telecom & Technology, Inc., a Delaware corporation, GTT Communications, Inc., a Delaware corporation, MegaPath Group, Inc., a Delaware corporation and MegaPath Corporation, a Virginia corporation. (Incorporated by reference to Exhibit 10.1 of GTT’s Current Report on Form 8-K filed on February 25, 2015)

10.2

Amendment Agreement, dated as of April 1, 2015, by and among GTT Communications, Inc., Global Telecom & Technology Americas, Inc., GTT Global Telecom Government Services, LLC, Communication Decisions-SNVC, LLC, CORE180, LLC, Electra Ltd., NT Network Services, LLC, GTT 360, Inc., American Broadband, Inc. d/b/a United Network Services, Inc., Airband Communications, Inc., Sparkplug, Inc., MegaPath Corporation, and Wall Street Network Solutions, LLC, KeyBank National Association, as Administrative Agent, Joint Lead Arranger, L/C Issuer and Lender, the other Lenders party thereto and Webster Bank, N.A., as Syndication Agent, Joint Lead Arranger, L/C Issuer and Lender, and Pacific Western Bank, CoBank, ACB and MUFG Union Bank, N.A., as Co-Documentation Agents.

10.3

Second Amended and Restated Security Agreement, dated as of April 1, 2015, by and among GTT Communications, Inc., Global Telecom & Technology Americas, Inc., GTT Global Telecom Government Services, LLC, Communication Decisions-SNVC, LLC, CORE180, LLC, Electra Ltd., NT Network Services, LLC, GTT 360, Inc., American Broadband, Inc. d/b/a United Network Services, Inc., Airband Communications, Inc., Sparkplug, Inc., MegaPath Corporation, Wall Street Network Solutions, LLC and KeyBank National Association, as Administrative Agent.

99.1	Press Release dated April 1, 2015